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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 13, 2001 (JULY 13, 2001)

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                         MARINE DRILLING COMPANIES, INC

             (Exact name of registrant as specified in its charter)

                   TEXAS                                   1-14389                         74-2558926
      (State or other jurisdiction of              (Commission File Number)             (I.R.S. Employer
       incorporation or organization)                                                Identification Number)

      ONE SUGAR CREEK CENTER BLVD., SUITE 600, SUGAR LAND, TEXAS 77478-3556
              (Address of principal executive offices and zip code)


                                 (281) 243-3000
              (Registrant's telephone number, including area code)

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              (Former name, former address and formal fiscal year,
                         if changed since last report)


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ITEM 5.      OTHER EVENTS.

         On July 13, 2001, Marine Drilling Companies, Inc. issued the press release filed as Exhibit 99.1 hereto, disclosing well-control incident.


ITEM 7.      FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c    Exhibits.
             99.1         Press Release dated July 13, 2001

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            MARINE DRILLING COMPANIES, INC.
                                            (Registrant)


Dated:  July 13, 2001                       By:     /s/  DALE W. WILHELM
                                               ---------------------------------
                                            Dale W. Wilhelm
                                            Vice President & Controller
                                            (Principal Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit
  No.                Description
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 99.1      Press Release dated July 13, 2001.